                                  EXHIBIT 99.23


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We need these matrices in addition to strats
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Aggregate Loans (First Lien Only)

                                                                                                                      % SECOND LIEN
                    % of total                                                                                        (SIMULTANEOUS
FICO               deal  Avg LTV    Max LTV    % Full Doc    % Owner Occ     % IO            WAC          MARGIN        OR SILENT)
 520 - 539             3.30%         82.51        92.70         74.60%      100.00%    0.00%   8.159      6.500            0.00%
 540 - 559             4.98%         81.62        95.00         83.94%       99.48%    0.00%   8.033      6.500            1.09%
 560 - 579             7.92%         81.89        95.00         74.28%       97.33%    0.00%   7.669      6.500            0.00%
 580 - 599            10.10%         81.90       100.00         71.79%       93.87%    0.00%   7.395      6.500            0.57%
 600 - 619            13.39%         83.83       100.00         59.18%       89.06%    0.00%   7.386      6.498            0.53%
 620 - 639            16.06%         87.64       100.00         69.82%       88.04%    0.00%   7.286      6.463            1.05%
 640 - 659            13.55%         86.24       100.00         64.83%       84.09%    0.00%   7.301      6.500            0.88%
 660 - 679            10.72%         87.08       100.00         69.08%       84.94%    0.00%   7.233      6.500            3.06%
 680 - 699             7.44%         84.00       100.00         70.75%       62.63%    0.00%   7.207      6.500            0.00%
 700 - 719             4.91%         83.90       100.00         74.80%       69.02%    0.00%   7.106      6.500            2.07%
 720 - 739             2.54%         86.43       100.00         77.21%       53.76%    0.00%   7.200      6.500            0.00%
 740 - 759             2.11%         81.55       100.00         60.50%       29.25%    0.00%   7.201      6.500            0.00%
 760 - 779             1.65%         79.01       100.00         72.86%       47.08%    0.00%   7.120      6.500            0.00%
 780 - 799             0.91%         87.47       100.00         97.88%       36.28%    0.00%   7.536      6.500            0.00%
 800 +                 0.24%         90.86        95.00         75.80%       20.14%    0.00%   7.004      6.500            0.00%

Aggregate Loans (Second Lien Only)

                                                                                                                      % SECOND LIEN
                    % of total                                                                                         (SIMULTANEOUS
FICO              deal  Avg LTV     Max LTV    % Full Doc    % Owner Occ     % IO            WAC          MARGIN         OR SILENT)
 FICO NA               0.13%         79.56        90.00          0.00%      100.00%      0.00%   7.185    6.500             0.00%
 560 - 579             0.02%         90.00        90.00        100.00%      100.00%      0.00%  10.750        -             0.00%
 640 - 659             0.03%         99.99       100.00        100.00%      100.00%      0.00%  10.698        -             0.00%

Second Lien Loans
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FRM %
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ARM %
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IO Loans            NO IO                                                                                    % SECOND LIEN
FICO                % of total deal  Avg LTV    Max LTV   % Full Doc    % Owner Occ    WAC    MARGIN     (SIMULTANEOUS OR SILENT)
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+
                                           NO MI
If the deal has deep MI - we want the following:
For Non-MI Loans-only
By LTV Bucket            % of total deal          Avg FICO          %<550 FICO      %full doc      %non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%